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                                                        Exhibit(c)(2)(a)(ii)


                  LIST OF EXHIBITS AND DISCLOSURE SCHEDULES


      The following is a list of Exhibits and Schedules to the Agreement for the Sale of Assets of the White-New Idea Farm Equipment Division of Allied Products Corporation dated as of November 8, 1993 by and between AGCO Corporation ("AGCO") and Allied Products Corporation ("Allied") (the "Sale Agreement"):

1. EXHIBIT A - Coldwater Lease Agreement by and between Allied as lessor and AGCO as lessee to lease the plant located in Coldwater, Ohio.

2. EXHIBIT B - Kewanee Lease Agreement by and between Allied as lessor and AGCO as lessee to lease the plant located in Kewanee, Illinois.

3.    SCHEDULE 1.1 - FARM EQUIPMENT PRODUCTS AND ACCESSORIES.
      Cross-references Schedule 5.7, which describes the products and accessories included in the Purchased Assets (as defined in the Sale Agreement).

4. SCHEDULE 1.2.1 - TOOLING. Refers to a representative list of tooling that is included in the Purchased Assets.

5. SCHEDULE 1.2.3 - MACHINERY AND EQUIPMENT. Contains an unaudited list of fixed assets included in the Purchased Assets.

6. SCHEDULE 1.2.4 - REAL PROPERTY LEASES. Lists the addresses of three leased warehouses assigned to AGCO. Refers to parking lot lease being sublet by Allied to AGCO.

7. SCHEDULE 1.2.5 - PROPRIETARY RIGHTS. Lists trade names and associated trademarks and logos and also cross-references all intellectual property listed on Schedule 5.6.2.

8. SCHEDULE 1.5.1 - STANDARD WARRANTY GIVEN IN CONNECTION WITH THE SALE OF FARM EQUIPMENT AND FARM EQUIPMENT PARTS. Describes White-New Idea's standard warranties with example attached.

9. SCHEDULE 1.5.2 - SELLER'S DEALER PERFORMANCE BONUS PROGRAM. Describes incentive performance bonuses paid to dealers for achieving certain sales targets.

10. SCHEDULE 3.1.1 - FORMS OF WHITE DEALER AGREEMENT/NEW IDEA AGREEMENT. Includes copies of standard Dealer Agreements.

11. SCHEDULE 3.1.2 - NON-STANDARD DEALER AGREEMENTS AND NAME AND LOCATION OF EACH CORRESPONDING DEALER. Describes relationship with one dealer who does not have a written Dealer Agreement. This Schedule includes a copy of the Security Agreement with that dealer.

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12.   SCHEDULE 3.1.1 - NAME, LOCATION, PURCHASES AND SETTLEMENTS FOR EACH
      DEALER PURSUANT TO ITS DEALER AGREEMENT. Lists the name, location, purchases and settlements for each dealer.

13. SCHEDULE 5.2 - JURISDICTIONS WHERE SELLER IS QUALIFIED TO DO BUSINESS. Lists 40 states where Allied is qualified to do business.

14. SCHEDULE 5.3.1 - RESTRICTIONS. Describes consents required to proceed with the sale of White-New Idea.

15. SCHEDULE 5.3.2 - CONSENTS. Describes consents required to proceed with the sale of White-New Idea.

16. SCHEDULE 5.4.1 - CONFLICTS OR VIOLATIONS BY ENTERING INTO TRANSACTIONS CONTEMPLATED BY THE AGREEMENT. Describes consents required to proceed with the sale of White-New Idea.

17. SCHEDULE 5.4.2 - CONSENTS OR APPROVALS REQUIRED BY SELLER. Describes consents required to proceed with the sale of White-New Idea.

18. SCHEDULE 5.5 - EXCEPTIONS TO GOOD AND MARKETABLE TITLE FOR PURCHASED ASSETS. Lists and describes exceptions to good and marketable title for the Purchased Assets.

19. SCHEDULE 5.6.1 - TRADE NAMES. Lists trade names and brand names used in connection with the White-New Idea Farm Equipment Business. Cross-references Schedule 5.6.2.

20. SCHEDULE 5.6.2 - TRADEMARKS, TRADENAMES, PATENTS AND APPLICATIONS THEREFOR. Lists all of the above-captioned intellectual property being purchased.

21. SCHEDULE 5.6.3 - INTELLECTUAL PROPERTY RIGHTS OWNED BY THIRD PARTIES. Lists intellectual property licensing agreements from third parties.

22. SCHEDULE 5.6.4 - ROYALTY PAYMENTS. Lists the amount of royalty payments due pursuant to the intellectual property license agreements.

23. SCHEDULE 5.6.5 - LICENSES OR AGREEMENTS FOR INTELLECTUAL PROPERTY RIGHTS. Lists intellectual property licensing agreements to third parties and from third parties.

24. SCHEDULE 5.7 - DEALER LIST PRICES. Lists suggested dealer prices for equipment and parts.

25. SCHEDULE 5.8 - EXCEPTIONS TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Describes variances from GAAP used in preparing financial statements for Allied.

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26.   SCHEDULE 5.9.1 - WHOLE GOODS INVENTORIES.  Lists whole goods inventories.

27. SCHEDULE 5.9.2 - PRODUCTION INVENTORY/SERVICE PARTS INVENTORY LOCATIONS. Lists locations where inventory and parts are located, including "action" inventory.

28. SCHEDULE 5.12 - CUSTOMERS, DISTRIBUTORS AND SUPPLIERS. Lists vendors and export distributors.

29.   SCHEDULE 5.13.1 - DEALER CONTRACTS.  Lists contract dealers.

30. SCHEDULE 5.13.2 - LIQUIDATED OR CONTINGENT LIABILITIES OWED TO DEALER. Lists liquidated or contingent liabilities owed to dealers, of which there are none.

31.   SCHEDULE 5.14 - CONTRACTS.  Lists material contracts.

32. SCHEDULE 5.16 - PURCHASE COMMITMENTS AND OUTSTANDING BIDS. Lists sales backlog.

33. SCHEDULE 5.18 - ENVIRONMENTAL MATTERS. Describes certain environmental matters concerning the Coldwater, Ohio and Kewanee, Illinois plants, none of which is deemed to be material to the White-New Idea business.

34. SCHEDULE 5.19 - LITIGATION. Describes litigation and pending claims, none of which is material to the White-New Idea business.

35. SCHEDULE 5.21 - OFFICES OF SELLER AND LOCATIONS OF PURCHASED ASSETS. Lists addresses of offices and warehouses used in connection with the White-New Idea business.

36. SCHEDULE 8.5.1 - EMPLOYMENT. Lists employees of White-New Idea who are not being offered employment by Buyer, of which there are none.

37. SCHEDULE 10.1.2 - BANK CONSENTS. Lists the names and addresses of each of the banks comprising Allied's bank group of lenders whose consent is required.

      Allied will furnish supplementally a copy of any of the Exhibits or Schedules listed above at the request of the Securities and Exchange Commission.

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